                                            EXHIBIT 99.22

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                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 22             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the Period From : 10/01/00 to 10/31/00
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                     300,260.90
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                        300,260.90
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                               300,260.90
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                           0.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                           0.00
                                                                                ------------
                   Total Taxes                                                                        0.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                                0.00
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                    706,859.38
                                                                                ------------
                   Total Operating Expenses                                                                   706,859.38
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                             (406,598.48)
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                   35,926.55
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                      35,926.55
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)                  0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                  3,750.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                            3,750.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                            (374,421.93)
                                                                                                            ============

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                                OPERATING REPORT
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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 22            PAGE 2 OF 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 22            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only) :

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/99          $          73,884.00  $       500.00   04/21/99  $     500.00      10006  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         519,356.75  $     3,750.00   07/23/99  $   3,750.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         400,673.00  $     3,750.00   10/28/99  $   3,750.00      10014  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
12/31/99          $         693,765.00  $     3,750.00   01/27/00  $   3,750.00      10015  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/00          $         163,473.00  $     1,250.00   05/19/00  $   1,250.00      10018  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/00          $          48,633.00  $       500.00   08/09/00  $     500.00      10020  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/00          $         550,254.00  $     3,750.00   10/20/00  $   3,750.00      10021  $         0.00
==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note:  The Trustee has obtained an order tom allocate among the administratively consolidated estates when court approved payments to professionals are made. Accrued fees for all estates are reflected on the Vision Capital Services operating report in that all cases are administratively consolidated under the Vision case number.


           Date:  11/22/00                        /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 22                     From :  10/01/00
                                            To :  10/31/00


Schedule of Miscellaneous Operating Expenses
--------------------------------------------

-------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                         VENDOR                   AMOUNT          TOTAL
-------------------------------------  ---------------------------  --------------  -------------
GALEWICK SETTLEMENT                    PCM(PAM FUND PURCHASE        $   525,635.00  $  525,635.00
COLLECTION COSTS 09/00                 PCM(OPERATING)               $     4,526.64  $    4,526.64
2ND PART 09/00 & 10/30 COLLECTION COS  PCM(OPERATING)               $     4,429.47  $    4,429.47
PORTFOLIO PURCHASE# 1070 & 1070        PCM(PAM FUND PURCHASE        $    22,807.10  $   22,807.10
PORFOLIO PURCHASE# 1074                PCM(PAM FUND PURCHASE        $    11,048.57  $   11,048.57
PORTFOLIO PURCHASE# 1051               PCM(PAM FUND PURCHASE        $    28,656.28  $   28,656.28
01/99 TO 07/00 REC. MGMT FEES          PERFORMANCE DEVELOPM         $    74,232.13  $   74,232.13
PORTFOLIO PURCHASE# 90-B               PCM(PAM FUND PURCHASE        $    27,499.28  $   27,499.28
ACQUISITION FEE# 90-B                  PCM(OPERATING)               $     2,749.93  $    2,749.93
TRANFER FOR A/P                        PCM(OPERATING)               $     5,274.98  $    5,274.98



                                                                                    =============
                                                                       TOTAL           706,859.38

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                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    022
FUND IV, LTD                  FOR THE PERIOD FROM:    100100
JAMES J. JOSEPH,                               TO:    103100
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating     30-Day C.D.   Money Market  Money Market
                                                       Account        Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-407    426-570-001   6704-559087   14-088-679
                                                      ------------  ------------  -----------  -------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  1,142,837.60    823,854.21   654,976.41  12,718,130.87
                                                      ------------  ------------  ------------ -------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  1,142,737.60    823,854.21   654,976.41   2,594,549.33
                                                      ------------  ------------  -----------  -------------
C.  Beginning Balance. . . . . . . . . .   . . . . .        100.00          0.00         0.00  10,123,581.54
                                                      ============  ============  ===========  =============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .      3,750.00          0.00         0.00     336,187.45

              Total Receipts . . . . . .   . . . . .      3,750.00          0.00         0.00     336,187.45
                                                      ------------  ------------  -----------  -------------
E.  Balance Available. . . . . . . . . .   . . . . .      3,850.00          0.00         0.00  10,459,768.99
                                                      ------------  ------------  -----------  -------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .      3,750.00          0.00         0.00     710,609.38

              Total Disbursements. . . .   . . . . .      3,750.00          0.00         0.00     710,609.38
                                                      ============  ============  ===========  =============
G.  Ending Balance                                          100.00          0.00         0.00   9,749,159.61
                                                      ============  ============  ===========  =============
H.  Disbursements for Quarterly Fees . .   . . . . .      3,750.00          0.00         0.00     706,859.38
                                                      ============  ============  ===========  =============
                                                                   ACCOUNT CLOSED ACCOUNT CLOSED
                                                                   02/22/00       03/01/99

I.   (1)  Operating  Account  :
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account Number:  14-088-407
     (2)  30-Day  C.D.
          (a)  Imperial  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  426-570-001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA  92801
          (b)  Account Number:  6704-559087
     (4)  Money  Market  Account
          (a)  Imperial  Bank,  9757  Wilshire Blvd.,  Beverly  Hills,  CA  90212
          (b)  Account  Number:  14-088-679


          BOND:  $12,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated: 11/22/00                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   022
RECEIPTS FOR THE PERIOD FROM:   100100
                          TO:   103100
OPERATING ACCOUNT # 14-088-407                                             AMOUNT
---------------------------------------------------------------------------------
10/20-MONEYMARKET               TRANSFER FOR A/P                         3,750.00





                                                                    -------------
                                                           TOTAL         3,750.00
                                                                    =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   022
DISBURSEMENTS FOR THE PERIOD FROM:   100100
                               TO:   103100
OPERATING ACCOUNT # 14-088-407                                                   CHECK
NAME OF PAYEE                        DESCRIPTION                      AMOUNT     NUMBER  DATE
-------------------------------------------------------------------------------------------------
U.S. TRUSTEE                         3RD QUARTER PAYMENT              3,750.00   10021   10/20/00







                                                                   -----------
                                                          TOTAL       3,750.00
                                                                   ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       022
RECEIPTS FOR THE PERIOD FROM:       100100
                          TO:       103100
MONEY MARKET ACCOUNT # 14-088-679                                                       AMOUNT
----------------------------------------------------------------------------------------------
10/02-WIRE ACCOUNT                  DJC, INC. (09/29/00)                                734.47
10/02-SUSPENSE ACCOUNT              CHASE BUYBACK SPLIT # 02127657                      168.83
10/02-SUSPENSE ACCOUNT              CHASE BUYBACK SPLIT # 02127625                       57.05
10/03-WIRE ACCOUNT                  FIRST NATIONAL ACCEPTANCE (10/02/00)                618.06
10/04-WIRE ACCOUNT                  DJC, INC. (10/03/00)                                538.50
10/06-WIRE ACCOUNT                  HARRISON ASSET MANAGEMENT (10/05/00)              7,824.74
10/11-WIRE ACCOUNT                  CAMCO (10/10/00)                                 53,588.51
10/17-WIRE ACCOUNT                  DJC, INC.(10/16/00)                               9,469.16
10/17-PCM(COLLECTION)               TSF OF FUNDS/ CHASE MANHATTAN BUYBACK# 02155571   1,086.63
10/23-PARTNERSHIP RESERVE           SEPTEMBER 2000 COLLECTION SHARE                 224,919.57
10/29-WIRE ACCOUNT                  DJC, INC.(10/26/00)                               1,255.38
10/31-IMPERIAL BANK                 OCTOBER 2000 INTEREST                            35,926.55



                                                                                  ------------
                                                                        TOTAL       336,187.45
                                                                                  ============

CASE NAME : PERFORMANCE ASSET MGMT FUND, IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     022
DISBURSEMENTS FOR THE PERIOD FROM:     100100
                               TO:     103100
MONEY MARKET ACCOUNT # 14-088-679                                                                     CHECK
NAME OF PAYEE                          DESCRIPTION                                       AMOUNT       NUMBER  DATE
----------------------------------------------------------------------------------------------------------------------
PCM(OPERATING)                         TRANSFER FOR A/P                                    5,274.98   TSF     10/03/00
PCM(PAM FUND PURCHASE ACCOUNT)         TSF RE: GALEWICK SETTLEMENT                       525,635.00   TSF     10/17/00
OPERATING                              TRANSFER FOR A/P                                    3,750.00   TSF     10/20/00
PCM(OPERATING)                         REIMBURSEMNET FOR COLLECTION COSTS 09/00            4,526.64   TSF     10/25/00
PCM(OPERATING)                         FOR THE MONTH OF 09/30 PART32 & 10/00 COLL. COSTS   4,429.47   TSF     10/27/00
PCM(PAM FUND PURCHASE ACCOUNT)         RE: PORTFOLIO PURCHASE # 1070 & 1071               22,807.10   TSF     10/27/00
PCM(PAM FUND PURCHASE ACCOUNT)         RE: PORFOLIO PURCHASE # 1074                       11,048.57   TSF     10/27/00
PCM(PAM FUND PURCHASE ACCOUNT)         RE: PORTFOLIO PURCHASE # 1051                      28,656.28   TSF     10/27/00
PERFORMANCE DEVELOPMENT                JAN.99 TO JULY 2000 RECONCILATION MGMT. FEES       74,232.13   TSF     10/29/00
PCM(PAM FUND PURCHASE ACCOUNT)         RE: PORTFOLIO PURCHASE #90-B                       27,499.28   TSF     10/31/00
PCM(OPERATING)                         ACQUISTION FEE FOR PORFOLIO # 90-B                  2,749.93   TSF     10/31/00



                                                                                         ----------
                                                                               TOTAL     710,609.38
                                                                                         ==========